SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2009

DENDREON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
3005 First Avenue
Seattle, Washington
98121
(Address of principal executive offices) (zip code)
(206) 256-4545
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 2, 2009, Dendreon Corporation (the “Company”) announced that it had completed the submission of its amended Biologics License Application (BLA) for PROVENGE® (sipuleucel-T), the Company’s lead investigational product, to the U.S. Food and Drug Administration (FDA).  The amended BLA includes data from the IMPACT (IMmunotherapy for Prostate AdenoCarcinoma Treatment) clinical trial, which was conducted under a Special Protocol Assessment agreement with the FDA, as well as data responding to the FDA’s previous request for additional information regarding the chemistry, manufacturing and controls (CMC) section of the BLA. See attached Exhibit 99.1 for the full text of the press release.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press release dated November 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Richard F. Hamm, Jr. Richard F. Hamm, Jr.
Senior Vice President, Corporate Development,
General Counsel and Secretary
Date: November 3, 2009

EXHIBIT INDEX

Number	Description
99.1	Press release dated November 2, 2009.

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